UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2022

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CURO GROUP HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2022, CURO Group Holdings Corp. (the “Company”) issued a press release announcing the resignation of Donald Gayhardt as Chief Executive Officer and as a director of the Company. Effective December 7, 2022, the Company and Mr. Gayhardt entered into a Separation and Release Agreement, the terms of which are consistent with the separation terms included in Mr. Gayhardt’s Employment and Non-Competition Agreement dated October 24, 2019. Mr. Gayhardt’s Employment Agreement was filed as Exhibit 10.46 to the Company’s Annual Report on 10-K, filed with the Securities and Exchange Commission on March 7, 2022. Mr. Gayhardt’s Separation and Release Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01	Other Events

Douglas Clark, the Company’s Chief Executive Officer and a director of the Company, entered into a pre-arranged stock trading plan providing for a third-party broker to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), on his behalf and designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy regarding transactions in the Company’s securities (the “10b5-1 Plan”).

The 10b5-1 Plan allows for the purchase of up to 20,000 shares per month of Common Stock, up to a maximum of 250,000 shares, with a maximum purchase price of $6.00 per share. Purchases pursuant to the 10b5-1 Plan are expected to begin no earlier than January 5, 2023 after a 30-day waiting period and will terminate no later than January 31, 2024, subject to the terms and conditions of the 10b5-1 Plan.

Transactions made under the 10b5-1 Plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on any specific Rule 10b5-1 pre-arranged stock trading plans of any Company officer or director, nor to report any modifications or terminations of any such plan.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.2	Separation and Release Agreement among CURO Group Holdings Corp., Curo Management LLC and Donald Gayhardt, effective December 7, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of December, 2022.

CURO Group Holdings Corp.

By:	/s/Rebecca Fox
Rebecca Fox
Chief Legal officer